UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 3-52472



                       Date of Report: January 23, 2006



                        PINGCHUAN PHARMACEUTICAL, INC.
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           (Exact name of registrant as specified in its charter)


           North Carolina                               58-2258912
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    (State of other jurisdiction of                (IRS Employer
     incorporation or organization                  Identification No.)


131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China  150000
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           (Address of principal executive offices)                   (Zip Code)


                             011-86451-8271-3712
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            (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

     On January 23, 2006, Pingchuan Pharmaceutical retained the firm of Kempisty & Company ("Kempisty") to audit Pingchuan Pharmaceutical's financial statements for the year ended December 31, 2005. At no time did Pingchuan Pharmaceutical (or anyone on its behalf) consult with Kempisty regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Pingchuan Pharmaceutical's financial statements.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PINGCHUAN PHARMACEUTICAL, INC.

Dated:  January 24, 2006             By:  /s/ Hu Zhanwu
                                     --------------------
                                     Hu Zhanwu, President